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                                                                   EXHIBIT 10.41



                               AMENDMENT NO. 3 TO
                            REVOLVING LOAN AGREEMENT


               This Amendment No. 3 to Revolving Loan Agreement (this "Amendment No. 3"), dated as of December 31, 1998, is entered into with reference to the Revolving Loan Agreement dated as of June 13, 1997 among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Agent (as amended from time to time, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings specified for such terms in the Loan Agreement. Section references herein relate to the Loan Agreement unless stated otherwise.

                                 R E C I T A L S

        A. Borrower has advised the Lenders that Borrower and its Subsidiaries intend to chargeoff approximately $4,000,000 in past due Contracts (the "Anticipated Chargeoffs") during the Fiscal Quarter ending December 31, 1998. Borrower represents and warrants to the Lenders that (i) the amounts outstanding under such Contracts have been reserved previously by Borrower and its Subsidiaries pursuant to their customary accounting practices and, after giving effect to this Amendment No. 3, in a manner permitted by the Loan Agreement and
(ii), while having little or no effect on the consolidated balance sheet and income statement of Borrower and its Subsidiaries, the Anticipated Chargeoffs, should they occur, will create a significant tax benefit for Borrower and its Subsidiaries.

        B. Notwithstanding the foregoing, one or more covenant violations under the Loan Agreement might occur as a result of the Anticipated Chargeoffs.

        C. In connection with the foregoing matters, Borrower has requested that the Lenders amend the Loan Agreement on the terms and subject to the conditions set forth herein.


                                A G R E E M E N T

               Borrower and the Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

               1. Section 1.1 - Amended Definitions. The definition of "Borrowing Base" in Section 1.1 is amended and restated to read as follows:

                      "Borrowing Base" means, as of any date of determination,
               an amount determined by the Agent based on the most recent Borrowing Base Certificate to be equal to the product of (a) Net Unpaid Balances of Eligible Contracts, less the then applicable amount of Reserves, if any,



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               multiplied by (b) seventy percent (70%); provided, however, that
               (i) the maximum total amount owing (as opposed to the Net Unpaid Balance) on Auto Contracts included as Eligible Contracts in clause (a) shall not exceed $10,000,000, (ii) so long as Premium Finance is a Borrowing Base Subsidiary, no more than 10% of the Eligible Contracts included in clause (a) shall constitute Insurance Premium Contracts and (iii) if on such date the most recent Borrowing Base Certificate is as of a date more than 45 days from such date, Borrowing Base shall mean such amount as may be determined by the Agent in its sole discretion.

               2. Section 5.17 - Chargeoff Policy. New Section 5.17 is hereby added to the Loan Agreement as follows:

                      "5.17 Chargeoff Policy. Effective as of February 1, 1999,
               Borrower shall have established and at all times thereafter maintain, and shall cause each of the other Borrowing Base Parties to have established and at all times thereafter maintain, written chargeoff policies regarding their Contracts, pursuant to which policies Borrower and the other Borrowing Base Parties will immediately chargeoff the entire amount due on any Contract with respect to which any payment thereon is more than 150 days past due, whether as a result of acceleration or otherwise.

               3. Section 6.11 - Operating Leases. Section 6.11 is amended and restated to read as follows:

                      "6.11 Operating Leases. Permit rentals due under leases of real or personal Property, other than Capital Lease Obligations subject to Section 6.9(e), to exceed $4,000,000 in the aggregate for Borrower and its Subsidiaries for any one Fiscal Year."

               4. Section 6.13 - Past Due Receivables Ratio. The text of Section
6.13 of the Loan Agreement is hereby deleted in full and replaced with the text "Reserved".

               5. Section 6.14 - Credit Loss Allowance Ratio. The text of
Section 6.14 of the Loan Agreement is hereby deleted in full and replaced with the text "Reserved".

               6. Section 6.16 - Credit Loss/Net Chargeoff Percentage. The text of Section 6.16 of the Loan Agreement is hereby deleted in full and replaced with the text "Reserved".

               7. Exhibit C - Compliance Certificate. Exhibit C (Compliance Certificate) to the Loan Agreement is amended and restated by Annex 1 attached to this Amendment No. 3.



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               8. Conditions Precedent. The effectiveness of this Amendment No.
3 shall be conditioned upon the receipt by the Agent of the following documents, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                      (a) counterparts of this Amendment No. 3 executed by all parties hereto;

                      (b) a consent and reaffirmation executed by all of the Guarantors in the form of Exhibit A to this Amendment No. 3; and

                      (c) written consent of the Requisite Lenders as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment No. 3.

               9. Amendment Fee. In addition to the conditions precedent specified above, the effectiveness of this Amendment No. 3 shall be further conditioned upon the receipt by the Agent, for the accounts of the Lenders pro rata according to their Pro Rata Share of the Commitment, an amendment fee equal to $25,000.00.

               10. Representations and Warranties. Borrower represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment No. 3, no Default or Event of Default has occurred and remains in effect.

               11. Recitals Incorporated. The Recitals set forth above are incorporated into and made a part of this Amendment No. 3.

               12. Confirmation. In all respects, the terms of the Loan Agreement and the other Loan Documents, in each case as amended hereby, are hereby confirmed.



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               IN WITNESS WHEREOF, Borrower and the Agent have executed this
Amendment No. 3 as of the date first set forth above by their duly authorized representatives.


                                        CENTRAL FINANCIAL ACCEPTANCE
                                        CORPORATION, a Delaware corporation

                                        By:    /s/ Gary M. Cypres
                                              ----------------------------------
                                                Gary M. Cypres
                                                Chief Executive Officer


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as the Agent

                                        By:    /s/ Perry Moreth
                                              ----------------------------------
                                                Perry Moreth
                                                Vice President



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                          Exhibit A to Amendment No. 3

                     CONSENT AND REAFFIRMATION OF GUARANTORS


               Each of the undersigned Guarantors hereby consents to the execution, delivery and performance by Borrower and the Agent of the foregoing Amendment No. 3 ("Amendment No. 3"). In connection therewith, each of the undersigned expressly and knowingly reaffirms its liability under the Guaranty to which it is a party executed and delivered by such Guarantor in favor of the Agent (on behalf of the Lenders), and expressly agrees to be and remain liable under the terms of such Guaranty for the Guarantied Obligations described therein and acknowledges that it has no defense, offset or counterclaim whatsoever against the Agent or the Lenders with respect to such Guaranty.

               Each of the undersigned further agrees that such Guaranty shall remain in full force and effect and is hereby ratified and confirmed.

               Each of the undersigned further agrees that the execution of this Consent and Reaffirmation of Guarantors is not necessary for the continued validity and enforceability of such Guaranty, but is executed to induce the Agent and the Lenders to approve of and otherwise enter into the Amendment No. 3.

               IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantors to be executed as of December 31, 1998.


                                        BANNER HOLDINGS, INC.,
                                        a Delaware corporation

                                        By:     /s/  Gary M. Cypres
                                                --------------------------------
                                                Gary M. Cypres
                                                Chief Executive Officer


                                        CENTRAL CONSUMER FINANCE
                                        COMPANY, a Delaware corporation


                                        By:     /s/  Gary M. Cypres
                                                --------------------------------
                                                Gary M. Cypres
                                                Chief Executive Officer



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                                        CENTRAVEL, INC., a California
                                        corporation



                                        By:     /s/  Gary M. Cypres
                                                --------------------------------
                                                Gary M. Cypres
                                                Chief Executive Officer


                                        CENTRAL PREMIUM FINANCE COMPANY,
                                        a California corporation


                                        By     /s/  Gary M. Cypres
                                                --------------------------------
                                                Gary M. Cypres
                                                Chief Executive Officer


                                        BCE PROPERTIES, INC., a California
                                        corporation


                                        By:     /s/  Gary M. Cypres
                                                --------------------------------
                                                Gary M. Cypres
                                                Chief Executive Officer



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                          Exhibit B to Amendment No. 3

                                CONSENT OF LENDER


               Reference is hereby made to that certain Revolving Loan Agreement dated as of June 13, 1997 among Central Financial Acceptance Corporation, a Delaware corporation, as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Agent (as amended from time to time, the "Loan Agreement").

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Revolving Loan Agreement by Wells Fargo Bank, National Association, as Agent, on its behalf, substantially in the form of a draft dated on or about December 31, 1998, presented to the undersigned Lender.

Dated: As of December 31, 1998.         California Bank & Trust
                                        fka Sumitomo Bank of California


                                        ----------------------------------------
                                                   [Name of Institution]

                                        By:  /s/  Charles F. Bronaugh
                                             -----------------------------------

                                             Charles F. Bronaugh, Vice President
                                             -----------------------------------
                                                  [Printed Name and Title]


                                        By:
                                             -----------------------------------


                                             -----------------------------------
                                                  [Printed Name and Title]



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                          Exhibit B to Amendment No. 3

                                CONSENT OF LENDER


               Reference is hereby made to that certain Revolving Loan Agreement dated as of June 13, 1997 among Central Financial Acceptance Corporation, a Delaware corporation, as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Agent (as amended from time to time, the "Loan Agreement").

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 3 to Revolving Loan Agreement by Wells Fargo Bank, National Association, as Agent, on its behalf, substantially in the form of a draft dated on or about December 31, 1998, presented to the undersigned Lender.

Dated: As of December 31, 1998.
                                        Union Bank of California, N.A.

                                        ----------------------------------------
                                                [Name of Institution]

                                        By:    /s/  Robert C. Nagel
                                             -----------------------------------

                                             Robert C. Nagel, Vice President
                                             -----------------------------------
                                                 [Printed Name and Title]


                                        By:
                                             -----------------------------------

                                             -----------------------------------
                                                 [Printed Name and Title]



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